Exhibit 99.1

EA REPORTS FIRST QUARTER FISCAL YEAR 2009 RESULTS

Battlefield Bad Company Sold 1.6 Million Copies

Madden NFL 09 20th Anniversary Launching on August 12

SPORE Debuts on September 7

REDWOOD CITY, CA – July 29, 2008 – Electronic Arts Inc. (NASDAQ: ERTS) today announced preliminary financial results for its fiscal first quarter ended June 30, 2008.

Fiscal First Quarter Results (comparisons are to the quarter ended June 30, 2007)

Net revenue for the first quarter was $804 million, up $409 million as compared with $395 million for the prior year. During the quarter, EA had a net benefit of $231 million year-over-year related to the recognition of deferred net revenue for certain online enabled packaged goods games.

Non-GAAP net revenue was $609 million, up 41 percent as compared with $431 million for the prior year. Sales were driven by the launches of Battlefield: Bad Company™ and UEFA EURO 2008™, as well as the continued strength of Rock Band™.

Net loss for the quarter was $95 million as compared with net loss of $132 million for the prior year. Diluted loss per share was $0.30 as compared with diluted loss per share of $0.42 for the prior year.

Non-GAAP net loss was $135 million as compared with a non-GAAP net loss of $69 million a year ago. Non-GAAP diluted loss per share was $0.42 as compared with a non-GAAP diluted loss per share of $0.22 for the prior year.

Trailing-twelve-month operating cash flow was $239 million as compared with $243 million a year ago. The Company ended the year with cash and short-term investments of $1.947 billion.

“We are now seeing the early returns of the change agenda we started last year,” said John Riccitiello, Chief Executive Officer. “Innovation and quality are rising, our games are more accessible and fun, and we have more new titles than at any time in our history. From SPORE on the PC to Dead Space on the PLAYSTATION 3 and Xbox 360 to MySims on the Wii and Nintendo DS to Scrabble on the iPhone and Facebook, this is the best title portfolio in the company’s history.”

Highlights (comparisons are to the quarter ended June 30, 2007)

¡	Battlefield: Bad Company, Mass Effect™ for the PC, SPORE™ Creature Creator and the recently launched NCAA® Football 09 debuted with strong quality ratings from critics.
¡	The SPORE Creature Creator is in the hands of 2.5 million users. Over two million creatures have been uploaded into Sporepedia™ in just six weeks.
¡	EA is the number one publisher in North America, with 17 percent segment share and number two in Europe with 14 percent segment share calendar year-to-date.
¡	EA Mobile™ is the world’s leading publisher of games for phones – with revenue of $44 million – up 33 percent year-over-year.

¡	EA Partners signed a co-publishing deal with id Software to bring RAGE™ to consumers around the world.
¡	EA acquired Hands-On-Mobile™ Korea, a leading Korean mobile developer and publisher.
¡	EA purchased ThreeSF, developers of an online social network for gamers.
¡	Critics gave EA titles high marks for quality and innovation at the recent E3 industry summit in Los Angeles. Highlights included SPORE, Mirror’s Edge™, Dead Space™, Dragon Age™: Origins and Left 4 Dead™ from Valve.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of July 29, 2008. Results may be materially different and are affected by many factors, including: development delays on EA’s products; competition in the industry; changes in anticipated costs, expected savings and impact on EA’s operations of the Company’s reorganization plan; consumer demand for console hardware and the ability of the console manufacturers to produce an adequate supply of consoles to meet that demand; consumer demand for games for legacy consoles, particularly the PlayStation®2; the financial impact of potential future acquisitions by EA, including the potential acquisition of Take-Two Interactive Software, Inc.; the popular appeal of EA’s products; changes in foreign exchange rates; the health of the economy in the U.S. and abroad; EA’s effective tax rate; and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year Expectations – Ending March 31, 2009

¡	GAAP net revenue is expected to be between $4.9 and $5.15 billion as compared with $3.665 billion in the prior year – up 34 to 41 percent.
¡	Non-GAAP net revenue is expected to be between $5.0 and $5.3 billion as compared with $4.020 billion in the prior year – up 24 to 32 percent.
¡	GAAP diluted earnings per share are expected to be between $0.21 and $0.48 as compared with a diluted loss per share of $1.45 in the prior year.
¡	Non-GAAP diluted earnings per share are expected to be between $1.30 and $1.70 as compared with $1.06 in the prior year.
¡	Expected non-GAAP net income excludes the following pre-tax items from expected GAAP net income:
—	$100 to $150 million for the impact of the change in deferred net revenue (packaged goods and digital content),
—	$230 million of estimated stock-based compensation,
—	$70 million of amortization of intangible assets,
—	$40 million of restructuring charges,
—	$6 million of losses on strategic investments,
—	$2 million in acquired-in process technology
¡	Non-GAAP tax expense is expected to be $85 to $95 million higher than GAAP tax expense.

In fiscal 2009, the Company began using a fixed, long-term projected tax rate of 28 percent internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company has applied the same 28 percent tax rate to its fiscal 2009 non-GAAP financial results.

Conference Call

Electronic Arts will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the fiscal first quarter ended June 30, 2008 and its outlook for the future. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number: (877) 723-9519, access code 220497, or via webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until August 5, 2008 at (719) 457-0820, access code 220497. A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Electronic Arts include: non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and historical and estimated non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items, as applicable in a given reporting period, from the Company’s unaudited condensed consolidated statements of operations:

¡	Amortization of intangibles
¡	Stock-based compensation
¡	Acquired in-process technology
¡	Restructuring charges
¡	Certain litigation expenses
¡	Losses on strategic investments
¡	Change in deferred net revenue (packaged goods and digital content)

Through the end of fiscal 2008, Electronic Arts made certain income tax adjustments to its non-GAAP financial measures to reflect the income tax effects of each of the items it excluded from its pre-tax non-GAAP financial measures, as well as certain discrete one-time income tax adjustments. This approach was consistent with how the Company evaluated operating performance, planned, forecasted and analyzed future periods, and assessed the performance of its management team.

In fiscal 2009, the Company began using a fixed, long-term projected tax rate of 28 percent internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company has applied the same 28 percent tax rate to its fiscal 2009 non-GAAP financial results.

Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results both as a consolidated entity and at the business unit level, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods.

In addition to the reasons stated above, which are generally applicable to each of the items Electronic Arts excludes from its non-GAAP financial measures, the Company believes it is appropriate to exclude certain items for the following reasons:

Amortization of Intangibles. When analyzing the operating performance of an acquired entity, Electronic Arts’ management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, the Company’s management excludes the GAAP impact of acquired intangible assets to its financial results. Electronic Arts believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting expense associated with acquired intangible assets.

In addition, in accordance with GAAP, Electronic Arts generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, Electronic Arts believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.

Stock-Based Compensation. Electronic Arts adopted SFAS 123(R), “Share-Based Payment” beginning in its fiscal year 2007. When evaluating the performance of its individual business units, the Company does not consider stock-based compensation charges. Likewise, the Company’s management teams exclude stock-based compensation expense from their short and long-term operating plans. In contrast, the Company’s management teams are held accountable for cash-based compensation and such amounts are included in their operating plans. Further, when considering the impact of equity award grants, Electronic Arts places a greater emphasis on overall shareholder dilution rather than the accounting charges associated with such grants.

Video game platforms have historically had a life cycle of four to six years, which causes the video game software market to be cyclical. The Company’s management analyzes its business and operating performance in the context of these business cycles, comparing Electronic Arts’ performance at similar stages of different cycles. For comparability purposes, Electronic Arts believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its core business.

Restructuring Charges. Although Electronic Arts has engaged in various restructuring activities in the past, each has been a discrete, extraordinary event based on a unique set of business objectives. Each of these restructurings has been unlike its predecessors in terms of its operational implementation, business impact and scope. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures.

Change in Deferred Net Revenue (Packaged Goods and Digital Content). Beginning in fiscal 2008, Electronic Arts was no longer able to objectively determine the fair value of the online service included in certain of its packaged goods games and online content. As a result, the Company began recognizing the revenue from the sale of these games and content over the estimated online service period. Although Electronic Arts defers the recognition of a significant portion of its net revenue as a result of this change, there has been no adverse impact to its operating cash flow. Internally, Electronic Arts’ management excludes the impact of the change in deferred net revenue related to packaged goods games and digital content in its non-GAAP financial measures when evaluating the Company’s operating performance, when planning, forecasting and analyzing future periods, and when assessing the performance of its management team. The Company believes that excluding the impact of the change in deferred net revenue from its operating results is important to facilitate comparisons to prior periods during which the Company was able to objectively determine the fair value of the online service and not delay the recognition of significant amounts of net revenue related to online-enabled packaged goods.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each of the historical non-GAAP financial measures used in this press release.

Forward-Looking Statements

Some statements set forth in this release, including the estimates under the headings “Business Outlook” contain forward-looking statements that are subject to change. Statements including words such as "anticipate", "believe", “estimate” or "expect" and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to successfully implement its reorganization plans; the consumer demand for, and the availability of an adequate supply of console hardware units (including the Xbox 360® video game and entertainment system, the PLAYSTATION®3 computer entertainment system and the Wii™); consumer demand for software for legacy consoles, particularly the PlayStation 2; the Company’s ability to predict consumer preferences among competing hardware platforms; the financial impact of potential future acquisitions by EA, including the potential acquisition of Take-Two Interactive Software, Inc.; the Company’s ability to realize the anticipated benefits of its acquisition of VG Holding Corp.; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; the Company’s ability to manage expenses during fiscal year 2009 and beyond; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; the performance of strategic investments; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; the general health of the U.S. and global economy; and other factors described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008. These forward-looking statements speak only as of July 29, 2008. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the heading “Business Outlook”. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended June 30, 2008.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world's leading interactive entertainment software company. Founded in 1982, the Company develops, publishes, and distributes interactive software worldwide for video game systems, personal computers, wireless devices and the Internet. Electronic Arts markets its products under four brand names: EA SPORTSTM, EATM, EA SPORTS Freestyle TM and POGOTM. In fiscal 2008, EA posted GAAP net revenue of $3.67 billion and had 27 titles that sold more than one million copies. EA's homepage and online game site is www.ea.com. More information about EA's products and full text of press releases can be found on the Internet at http://info.ea.com.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Senior Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

EA, EA SPORTS, EA SPORTS Freestyle, EA Mobile, POGO, SPORE, Sporepedia, and Dead Space are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. RAGE is a trademark of id Software, Inc. Battlefield: Bad Company is a trademark or registered trademark of EA Digital Illusions CE AB in the U.S. and/or other countries. Mass Effect is a trademark or registered trademark of EA International (Studio and Publishing) Ltd. The UEFA word, the UEFA EURO 2008 (tm) Official Logo, the Official Mascots and the UEFA European Football Championship(tm) Trophy are protected by trademarks and copyright. John Madden, NFL and NCAA are trademarks or registered trademarks of their respective owners and used with permission. Left 4 Dead is a trademark or registered trademark of Valve Corporation in the U.S. and/or other countries. Rock Band is a trademark of Harmonix Music Systems, Inc., a division of MTV Networks. Xbox 360 is a trademark of the Microsoft group of companies and are used under license from Microsoft. “PlayStation” and “PLAYSTATION” are registered trademarks of Sony Computer Entertainment Inc. Wii and Nintendo DS are trademarks of Nintendo. All other trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(In millions, except per share data)

	Three Months Ended June 30,
	2008	2007
Net revenue	$804	$395
Cost of goods sold	296	166

Gross profit	508	229

Operating expenses:
Marketing and sales	128	82
General and administrative	84	71
Research and development	356	250
Amortization of intangibles	15	7
Acquired in-process technology	2	-
Restructuring charges	20	2

Total operating expenses	605	412

Operating loss	(97)	(183)

Losses on strategic investments	(6)	-
Interest and other income, net	15	27

Loss before provision for (benefit from) income taxes	(88)	(156)

Provision for (benefit from) income taxes	7	(24)

Net loss	$(95)	$(132)

Loss per share:
Basic and diluted	$(0.30)	$(0.42)

Number of shares used in computation:
Basic and diluted	318	311

Non-GAAP Results (in millions, except per share data)

The following table reconciles the Company’s net loss and diluted loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to its non-GAAP net loss and non-GAAP diluted loss per share. The Company’s non-GAAP results exclude the following, if any: the impact of the change in deferred net revenue (packaged goods and digital content), acquisition-related expenses (such as amortization of intangibles and acquired in-process technology), stock-based compensation, restructuring charges, certain litigation expenses, and losses on strategic investments. In addition, prior to fiscal 2009, the Company’s non-GAAP financial results excluded income tax adjustments consisting of the income tax expense or benefit associated with the foregoing excluded items and the impact of certain one-time income tax adjustments. On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had the three months ended June 30, 2007, been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted income tax adjustments would have been ($3) as compared to ($17), adjusted non-GAAP net loss would have been $55 as compared to $69, and adjusted non-GAAP diluted loss per share would have been $0.18 as compared to $0.22.

	Three Months Ended June 30,
	2008	2007
Net loss	$(95)	$(132)

Change in deferred net revenue (packaged goods and digital content)	(195)	36
COGS amortization of intangibles	3	7
Amortization of intangibles	15	7
Stock-based compensation	50	28
Acquired in-process technology	2	-
Restructuring charges	20	2
Losses on strategic investments	6	-
Income tax adjustments	59	(17)

Non-GAAP net loss	$(135)	$(69)

Non-GAAP diluted loss per share	$(0.42)	$(0.22)

Number of shares used in non-GAAP diluted loss per share computation	318	311

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(In millions)

	June 30, 2008	March 31, 2008 (a)

ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$1,947	$2,287
Marketable equity securities	732	729
Receivables, net of allowances of $186 and $238, respectively	269	306
Inventories	223	168
Deferred income taxes, net	154	145
Other current assets	292	290

Total current assets	3,617	3,925

Property and equipment, net	392	396
Goodwill	1,183	1,152
Other intangibles, net	259	265
Deferred income taxes, net	177	164
Other assets	146	157

TOTAL ASSETS	$5,774	$6,059

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$167	$229
Accrued and other current liabilities	677	683
Deferred net revenue (packaged goods and digital content)	192	387

Total current liabilities	1,036	1,299

Income tax obligations	306	319
Other liabilities	106	102

Total liabilities	1,448	1,720

Common stock	3	3
Paid-in capital	1,943	1,864
Retained earnings	1,793	1,888
Accumulated other comprehensive income	587	584

Total stockholders’ equity	4,326	4,339

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,774	$6,059

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended June 30,
	2008	2007
OPERATING ACTIVITIES

Net loss	$(95)	$(132)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and accretion, net	50	36
Stock-based compensation	50	28
Non-cash restructuring charges	16	-
Net losses on investments and sale of property and equipment	6	-
Acquired in-process technology	2	-
Change in assets and liabilities:
Receivables, net	38	138
Inventories	(56)	(10)
Other assets	(7)	(45)
Accounts payable	(56)	(74)
Accrued and other liabilities	(18)	(133)
Deferred income taxes, net	(26)	(36)
Deferred net revenue (packaged goods and digital content)	(195)	36

Net cash used in operating activities	(291)	(192)

INVESTING ACTIVITIES

Capital expenditures	(31)	(14)
Purchase of marketable equity securities and other investments	-	(277)
Proceeds from maturities and sales of short-term investments	135	641
Purchase of short-term investments	(158)	(897)
Acquisition of subsidiaries, net of cash acquired	(42)	-

Net cash used in investing activities	(96)	(547)

FINANCING ACTIVITIES

Proceeds from issuance of common stock	25	18
Excess tax benefit from stock-based compensation	9	8

Net cash provided by financing activities	34	26

Effect of foreign exchange on cash and cash equivalents	(1)	5

Decrease in cash and cash equivalents	(354)	(708)
Beginning cash and cash equivalents	1,553	1,371

Ending cash and cash equivalents	1,199	663
Short-term investments	748	1,526

Ending cash, cash equivalents and short-term investments	$1,947	$2,189

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(In millions, except per share data, SKU count and Headcount)

	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	YOY % Change
CONSOLIDATED FINANCIAL DATA

Net revenue	395	640	1,503	1,127	804	104%
Net revenue - trailing twelve months (“TTM”)	3,073	2,929	3,151	3,665	4,074	33%

Gross profit	229	245	721	665	508	122%
Gross profit % (as a % of net revenue)	58%	38%	48%	59%	63%
Gross profit - TTM	1,863	1,663	1,573	1,860	2,139	15%
Gross profit % (as a % of TTM net revenue)	61%	57%	50%	51%	53%

Operating income (loss)	(183)	(274)	7	(37)	(97)	47%
Operating income (loss) % (as a % of net revenue)	(46% )	(43% )	-	(3% )	(12% )
Operating loss - TTM	(25)	(313)	(521)	(487)	(401)	(1504%)
Operating loss % (as a % of TTM net revenue)	(1% )	(11% )	(17% )	(13% )	(10% )

Net loss	(132)	(195)	(33)	(94)	(95)	28%
Diluted loss per share	$(0.42)	$(0.62)	$(0.10)	$(0.30)	$(0.30)	29%
Net income (loss) - TTM	25	(192)	(385)	(454)	(417)	(1768%)
Diluted earnings (loss) per share - TTM	$0.07	$(0.62)	$(1.22)	$(1.45)	$(1.32)	(1986%)

CASH FLOW DATA

Operating cash flow	(192)	(104)	349	285	(291)	(52%)
Operating cash flow - TTM	243	145	267	338	239	(2%)

Capital expenditures	14	23	25	22	31	121%
Capital expenditures - TTM	154	129	122	84	101	(34%)

BALANCE SHEET DATA

Cash, cash equivalents and short-term investments	2,189	2,176	2,583	2,287	1,947	(11%)
Marketable equity securities	660	716	837	729	732	11%
Receivables, net	123	424	830	306	269	119%
Inventories	74	103	178	168	223	201%
Deferred net revenue (packaged goods and digital content)
End of the quarter	68	364	595	387	192
Less: Beginning of the quarter	32	68	364	595	387

Change in deferred net revenue (packaged goods and digital content)	36	296	231	(208)	(195)

STOCK-BASED COMPENSATION

Cost of goods sold	-	1	1	-	1
Marketing and sales	4	5	5	5	5
General and administrative	8	10	11	9	10
Research and development	16	22	21	31	34

Total Stock-Based Compensation	28	38	38	45	50

Marketing and sales	1%	1%	1%	-	1%
General and administrative	2%	2%	1%	1%	1%
Research and development	4%	3%	1%	3%	4%

Total Stock-Based Compensation (as a % of Net Revenue)	7%	6%	3%	4%	6%

OTHER

Employees	8,101	8,239	8,165	9,037	9,391	16%
Diluted weighted-average shares	311	313	315	317	318

GEOGRAPHIC NET REVENUE MIX

North America	163	362	768	649	429	163%
Europe	204	246	668	421	329	61%
Asia	28	32	67	57	46	64%

Net Revenue	395	640	1,503	1,127	804	104%

Geographic Net Revenue Mix (as a % of Net Revenue)
North America	41%	57%	51%	58%	53%
Europe	52%	38%	44%	37%	41%
Asia	7%	5%	5%	5%	6%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	YOY % Change
PLATFORM NET REVENUE MIX

PLAYSTATION 3	13	17	102	152	139	969%
Xbox 360	47	218	196	128	81	72%
PlayStation 2	61	73	301	166	79	30%
Wii	29	59	139	75	57	97%
Xbox	3	12	3	1	-	(100%)
Nintendo GameCube	1	3	1	-	-	(100%)

Total Consoles	154	382	742	522	356	131%

PC	89	79	148	114	86	(3%)

PSP	21	21	74	69	57	171%
Wireless	33	37	39	42	44	33%
Nintendo DS	25	47	122	36	21	(16%)
Game Boy Advance	2	4	2	-	-	(100%)

Total Mobility	81	109	237	147	122	51%

Co-publishing and Distribution	39	33	320	295	191	390%

Licensing, Advertising & Other	10	14	31	24	21	110%
Subscription Services	22	23	25	25	28	27%

Total Internet Services, Licensing & Other	32	37	56	49	49	53%

Total Net Revenue	395	640	1,503	1,127	804	104%

Platform Net Revenue Mix (as a % of Net Revenue)

PLAYSTATION 3	3%	3%	7%	14%	17%
Xbox 360	12%	34%	13%	11%	10%
PlayStation 2	16%	11%	20%	15%	10%
Wii	7%	9%	9%	7%	7%
Xbox	1%	2%	-	-	-
Nintendo GameCube	-	1%	-	-	-

Total Consoles	39%	60%	49%	47%	44%

PC	23%	12%	10%	10%	11%

PSP	5%	3%	5%	6%	7%
Wireless	8%	6%	3%	4%	5%
Nintendo DS	6%	7%	8%	3%	3%
Game Boy Advance	1%	1%	-	-	-

Total Mobility	20%	17%	16%	13%	15%

Co-publishing and Distribution	10%	5%	21%	26%	24%

Licensing, Advertising & Other	2%	2%	2%	2%	3%
Subscription Services	6%	4%	2%	2%	3%

Total Internet Services, Licensing & Other	8%	6%	4%	4%	6%

Total Net Revenue	100%	100%	100%	100%	100%

PLATFORM SKU RELEASE MIX (a)

PLAYSTATION 3	1	7	5	4	3	200%
Xbox 360	2	8	5	4	4	100%
PlayStation 2	1	7	7	-	2	100%
Wii	2	5	7	-	1	(50%)
Xbox	-	2	-	-	-	-
Nintendo GameCube	-	1	-	-	-	-

Total Consoles	6	30	24	8	10	67%

PC	5	7	4	5	8	60%

PSP	1	3	4	1	1	-
Nintendo DS	2	4	5	1	-	(100%)
Game Boy Advance	-	1	-	-	-	-

Total Mobility	3	8	9	2	1	(67%)

Total SKUs	14	45	37	15	19	36%

(a)	Mac®, Wireless, and iPod® releases are not included in SKU count.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(In millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net loss and diluted loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), amortization of intangibles, stock-based compensation, acquired in-process technology, and restructuring charges. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude losses on strategic investments and, prior to fiscal 2009, income tax adjustments consisting of the income tax expense or benefit associated with the foregoing excluded items and the impact of certain one-time income tax adjustments. On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had Q1, Q2, Q3, and Q4 in FY08 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted income tax adjustments would have been ($3), ($78), ($52), and ($37) as compared to ($17), ($71), ($49), and $6, adjusted non-GAAP net income (Ioss) would have been ($55), $80, $287, and ($13) as compared to ($69), $87, $290, and $30, and adjusted non-GAAP diluted earnings (loss) per share would have been ($0.18), $0.25, $0.89, and ($0.04) as compared to ($0.22), $0.27, $0.90, and $0.09.

	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS

GAAP net revenue	$395	$640	$1,503	$1,127	$804	104%
Change in deferred net revenue (packaged goods and digital content)	36	296	231	(208)	(195)

Non-GAAP net revenue	$431	$936	$1,734	$919	$609	41%

GAAP gross profit	$229	$245	$721	$665	$508	122%
Change in deferred net revenue (packaged goods and digital content)	36	296	231	(208)	(195)
COGS amortization of intangibles	7	7	6	6	3
Stock-based compensation	-	1	1	-	1

Non-GAAP gross profit	$272	$549	$959	$463	$317	17%

Non-GAAP gross profit % (as a % of non-GAAP net revenue)	63%	59%	55%	50%	52%

GAAP operating income (loss)	$(183)	$(274)	$7	$(37)	$(97)	47%
Change in deferred net revenue (packaged goods and digital content)	36	296	231	(208)	(195)
COGS amortization of intangibles	7	7	6	6	3
Amortization of intangibles	7	7	7	13	15
Stock-based compensation	28	38	38	45	50
Acquired in-process technology	-	-	-	138	2
Restructuring charges	2	5	78	18	20

Non-GAAP operating income (loss)	$(103)	$79	$367	$(25)	$(202)	(96%	)

Non-GAAP operating income (loss) profit % (as a % of non-GAAP net revenue)	(24% )	8%	21%	(3% )	(33% )

GAAP net loss	$(132)	$(195)	$(33)	$(94)	$(95)	28%
Change in deferred net revenue (packaged goods and digital content)	36	296	231	(208)	(195)
COGS amortization of intangibles	7	7	6	6	3
Amortization of intangibles	7	7	7	13	15
Stock-based compensation	28	38	38	45	50
Acquired in-process technology	-	-	-	138	2
Restructuring charges	2	5	78	18	20
Losses on strategic investments	-	-	12	106	6
Income tax adjustments	(17)	(71)	(49)	6	59

Non-GAAP net income (loss)	$(69)	$87	$290	$30	$(135)	(96%	)

Non-GAAP net income (loss) % (as a % of non-GAAP net revenue)	(16% )	9%	17%	3%	(22% )

GAAP diluted loss per share	$(0.42)	$(0.62)	$(0.10)	$(0.30)	$(0.30)	29%
Non-GAAP diluted earnings (loss) per share	$(0.22)	$0.27	$0.90	$0.09	$(0.42)	(91%	)
Number of shares used in non-GAAP diluted earnings (loss) per share computation	311	320	323	323	318

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating loss, net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), amortization of intangibles, stock-based compensation, acquired in-process technology, and restructuring charges. In addition, the Company’s non-GAAP net income and non-GAAP diluted earnings per share exclude losses on strategic investments and, prior to fiscal 2009, income tax adjustments consisting of the income tax expense or benefit associated with the foregoing excluded items and the impact of certain one-time income tax adjustments. On April 1, 2008, the company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate of its fiscal 2009 non-GAAP financial results. Had Q1, Q2, Q3, and Q4 in FY08 and Q1 in FY09 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted TTM income tax adjustments would have been ($27), ($96), ($150), ($170), and ($108) as compared to ($39), ($100), ($138), ($131), and ($55), adjusted TTM non-GAAP net income would have been $228, $242, $315, $300, and $219 as compared to $216, $238, $327, $339, and $272, and adjusted TTM non-GAAP diluted earnings per share would have been $0.71, $0.75, $0.97, $0.94, and $0.68 as compared to $0.68, $0.74, $1.01, $1.06 and $0.84, respectively.

	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	YOY % Change
TRAILING TWELVE MONTH RECONCILIATION OF RESULTS

GAAP net revenue	$3,073	$2,929	$3,151	$3,665	$4,074	33%
Change in deferred net revenue (packaged goods and digital content) (a)	36	332	563	355	124

Non-GAAP net revenue (a)	$3,109	$3,261	$3,714	$4,020	$4,198	35%

GAAP gross profit	$1,863	$1,663	$1,573	$1,860	$2,139	15%
Change in deferred net revenue (packaged goods and digital content) (a)	36	332	563	355	124
COGS amortization of intangibles	28	28	27	26	22
Stock-based compensation	2	2	3	2	3

Non-GAAP gross profit	$1,929	$2,025	$2,166	$2,243	$2,288	19%

Non-GAAP gross profit % (as a % of non-GAAP net revenue)	62%	62%	58%	56%	55%

GAAP operating loss	$(25)	$(313)	$(521)	$(487)	$(401)	(1504%)
Change in deferred net revenue (packaged goods and digital content) (a)	36	332	563	355	124
COGS amortization of intangibles	28	28	27	26	22
Amortization of intangibles	28	28	28	34	42
Stock-based compensation	124	129	132	150	171
Acquired in-process technology	3	1	-	138	140
Restructuring charges	11	12	88	103	121

Non-GAAP operating income	$205	$217	$317	$319	$219	7%

Non-GAAP operating income % (as a % of non-GAAP net revenue)	7%	7%	9%	8%	5%

GAAP net income (loss)	$25	$(192)	$(385)	$(454)	$(417)	(1768%)
Change in deferred net revenue (packaged goods and digital content) (a)	36	332	563	355	124
COGS amortization of intangibles	28	28	27	26	22
Amortization of intangibles	28	28	28	34	42
Stock-based compensation	124	129	132	150	171
Acquired in-process technology	3	1	-	138	140
Restructuring charges	11	12	88	103	121
Losses on strategic investments	-	-	12	118	124
Income tax adjustments	(39)	(100)	(138)	(131)	(55)

Non-GAAP net income	$216	$238	$327	$339	$272	26%

Non-GAAP net income % (as a % of non-GAAP net revenue)	7%	7%	9%	8%	6%

GAAP diluted earnings (loss) per share	$0.07	$(0.62)	$(1.22)	$(1.45)	$(1.32)	(1986%)
Non-GAAP diluted earnings per share	$0.68	$0.74	$1.01	$1.06	$0.84	24%

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Business Metrics

(in millions, except per share data)

	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	YOY % Change
CONSOLIDATED NON-GAAP FINANCIAL DATA (a)

Non-GAAP net revenue	431	936	1,734	919	609	41%
Non-GAAP net revenue - TTM	3,109	3,261	3,714	4,020	4,198	35%

Non-GAAP gross profit	272	549	959	463	317	17%
Non-GAAP gross profit % (as a % of non-GAAP net revenue)	63%	59%	55%	50%	52%
Non-GAAP gross profit - TTM	1,929	2,025	2,166	2,243	2,288	19%
Non-GAAP gross profit % (as a % of TTM non-GAAP net revenue)	62%	62%	58%	56%	55%

Non-GAAP operating income (loss)	(103)	79	367	(25)	(202)	(96%	)
Non-GAAP operating income (loss) % (as a % of non-GAAP net revenue)	(24% )	8%	21%	(3% )	(33% )
Non-GAAP operating income - TTM	205	217	317	319	219	7%
Non-GAAP operating income % (as a % of TTM non-GAAP net revenue)	7%	7%	9%	8%	5%

Non-GAAP net income (loss) (b)	(69)	87	290	30	(135)	(96%	)
Non-GAAP diluted earnings (loss) per share (b)	$(0.22)	$0.27	$0.90	$0.09	$(0.42)	(91%	)
Non-GAAP net income - TTM (b)	216	238	327	339	272	26%
Non-GAAP diluted earnings per share - TTM (b)	$0.68	$0.74	$1.01	$1.06	$0.84	24%

GEOGRAPHIC NET REVENUE MIX (GAAP TO NON-GAAP RECONCILIATION)

North America	163	362	768	649	429	163%
Europe	204	246	668	421	329	61%
Asia	28	32	67	57	46	64%

GAAP Net Revenue	395	640	1,503	1,127	804	104%

North America	8	163	93	(105)	(89)
Europe	21	129	124	(103)	(95)
Asia	7	4	14	-	(11)

Change In Deferred Net Revenue (Packaged Goods and Digital Content)	36	296	231	(208)	(195)

North America	171	525	861	544	340	99%
Europe	225	375	792	318	234	4%
Asia	35	36	81	57	35	-

Non-GAAP Net Revenue	431	936	1,734	919	609	41%

Non-GAAP Geographic Net Revenue Mix (as a % of Non-GAAP Net Revenue)
North America	40%	56%	50%	59%	56%
Europe	52%	40%	45%	35%	38%
Asia	8%	4%	5%	6%	6%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)	Refer to Unaudited Reconciliation of GAAP to Non-GAAP Results.
(b)

On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had Q1, Q2, Q3, and Q4 in FY08 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted non-GAAP net income (loss) would have been ($55), $80, $287, and ($13) as compared to ($69), $87, $290, and $30, and adjusted non-GAAP diluted earnings (loss) per share would have been ($0.18), $0.25, $0.89, and ($0.04) as compared to ($0.22), $0.27, $0.90, and $0.09. Had Q1, Q2, Q3, and Q4 in FY08 and Q1 in FY09 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted TTM non-GAAP net income would have been $228, $242, $315, $300, and $219 as compared to $216, $238, $327, $339, and $272, and adjusted TTM non-GAAP diluted earnings per share would have been $0.71, $0.75, $0.97, $0.94, and $0.68 as compared to $0.68, $0.74, $1.01, $1.06, and $0.84, respectively.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions)

	Q1 FY08	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	YOY % Change

PLATFORM NON-GAAP NET REVENUE MIX

Non-GAAP Net Revenue

Xbox 360	47	218	196	128	81	72%
PLAYSTATION 3	20	98	196	138	68	240%
PlayStation 2	69	204	324	52	40	(42%	)
Wii	29	83	156	61	39	34%
Xbox	3	12	3	1	-	(100%	)
Nintendo GameCube	1	3	1	-	-	(100%	)

Total Consoles	169	618	876	380	228	35%

PC	96	116	153	92	70	(27%	)

Wireless	34	37	39	42	43	26%
PSP	30	43	111	47	26	(13%	)
Nintendo DS	25	47	122	36	21	(16%	)
Game Boy Advance	2	4	2	-	-	(100%	)

Total Mobility	91	131	274	125	90	(1%	)

Co-publishing and Distribution	39	32	372	271	171	338%

Subscription Services	23	23	23	23	27	17%
Licensing, Advertising & Other	13	16	36	28	23	77%

Total Internet Services, Licensing & Other	36	39	59	51	50	39%

Non-GAAP Net Revenue	431	936	1,734	919	609	41%

Change in Deferred Net Revenue (Packaged Goods and Digital Content)
PLAYSTATION 3	(7)	(81)	(94)	14	71
PlayStation 2	(8)	(131)	(23)	114	39
Wii	-	(24)	(17)	14	18
PC	(7)	(37)	(5)	22	16
Wireless	(1)	-	-	-	1
PSP	(9)	(22)	(37)	22	31
Co-publishing and Distribution	-	1	(52)	24	20
Subscription Services	(1)	-	2	2	1
Licensing, Advertising & Other	(3)	(2)	(5)	(4)	(2)

Change in Deferred Net Revenue (Packaged Goods and Digital Content)	(36)	(296)	(231)	208	195

GAAP Net Revenue	395	640	1,503	1,127	804

PLATFORM NON-GAAP NET REVENUE MIX (as a % of Non-GAAP Net Revenue)

Non-GAAP Net Revenue

Xbox 360	11%	23%	11%	14%	13%
PLAYSTATION 3	5%	11%	11%	15%	11%
PlayStation 2	16%	22%	19%	5%	7%
Wii	7%	9%	9%	7%	6%
Xbox	1%	1%	-	-	-

Total Consoles	40%	66%	50%	41%	37%

PC	22%	12%	9%	10%	12%

Wireless	8%	4%	2%	4%	7%
PSP	7%	5%	7%	5%	4%
Nintendo DS	6%	5%	7%	4%	4%

Total Mobility	21%	14%	16%	13%	15%

Co-publishing and Distribution	9%	4%	22%	30%	28%

Subscription Services	5%	2%	1%	3%	4%
Licensing, Advertising & Other	3%	2%	2%	3%	4%

Total Internet Services, Licensing & Other	8%	4%	3%	6%	8%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet

Q1 FY09 Product Releases

	Product Release (i)	Platform

Consoles

•	Battlefield: Bad Company™	PLAYSTATION®3
•	NASCAR® 09	PLAYSTATION 3
•	UEFA EURO 2008™	PLAYSTATION 3
•	Battlefield: Bad Company	Xbox 360™
•	Command & Conquer™ 3: Kane’s Wrath	Xbox 360
•	NASCAR 09	Xbox 360
•	UEFA EURO 2008	Xbox 360
•	NASCAR 09	PlayStation®2
•	UEFA EURO 2008	PlayStation 2
•	BOOM BLOX™	WiiTM

PC

•	Mass Effect™	PC
•	SimCity™ Societies Destinations	PC
•	Spore™ Creature Creator	PC
•	The SimCity™ Box (ii)	PC
•	The Sims™ 2 Double Deluxe	PC
•	The Sims™ 2 IKEA® Home Stuff	PC
•	The Sims™ 2 Kitchen & Bath Interior Design Stuff	PC
•	UEFA EURO 2008	PC
•	Spore Creature Creator	Mac®

Mobility

•	UEFA EURO 2008	PSP®
•	BOOM BLOX	Wireless
•	EA SPORTSTM NCAA® Football 09	Wireless
•	KUNG FU PANDATM	Wireless
•	MONOPOLY	Wireless
•	MONOPOLY TYCOON	Wireless
•	Puzzle Paradise	Wireless
•	ROAD RASHTM	Wireless
•	The GodfatherTM	Wireless
•	YAHTZEE ADVENTURES	Wireless
•	MONOPOLY	iPod®
•	The SimsTM DJ	iPod

Co-publishing, Distribution, and International only (iii)

•	Rock BandTM (iv)	Xbox 360
•	Rock Band	Wii
•	Half-Life® 2: Episode Two	PC
•	Portal	PC
•	SimCity Societies Deluxe (v)	PC
•	Team Fortress 2	PC
•	UEFA EURO 2008 (vi)	Wireless

(i )	Mac, Wireless, and iPod releases are not included in SKU count.

(ii)	Released as a deluxe compilation for SimCity Societies in North America.

(iii)	Co-publishing, distribution, and international only releases are not included in SKU count.

(iv)	Released in Europe and previously released in North America in fiscal 2008.

(v)	Released as a deluxe compilation for SimCity Societies in Europe.

(vi)	Released in Europe.

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